DEED OF AMENDMENT
Date:  10 December 2018
Between:
(1) Citibank Europe plc (“Citibank”);
(2) Everest Reinsurance (Bermuda) Limited; and
(3) Everest Reinsurance (Bermuda) Limited UK Branch
(parties (2) and (3) together know as the “Companies”).
1. Background
1.1 On 31 December 2014 a Committed Facility Letter for Issuance of Payment Instruments was signed between Citibank and the Companies, as amended by a Letter of Amendment dated 30th November 2015, 30th December 2016, 29 December 2017 and as may be further amended, varied, suppliemented, novated or assigned from time to time  (the “Committed Facility Letter”).
1.2 The Parties have agreed certain amendments to the Committed Facility Letter as detailed in this deed.
1.3 Terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this deed  unless the context otherwise requires or the contrary is otherwise indicated.
1.4 The parties to this deed  hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as specifically set out below.
2. Effective Date
The following amendments shall take effect on and from 31st December 2018 (“Effective Date”).
3. Amendments
With effect from the Effective Date, the the following amendments shall be made to the Committed Facility Letter:
(i)	Clause 2 of the Committed Facility Letter shall be amended and restated in its entirety as follows:
“The Facility shall be in a maximum aggregate amount of USD200,000,000.00 (the “Facility Limit”) comprising:
(1)	Letters of Credit with a maximum tenor of 15 months inclusive of any notice period to the beneficiaries (“Standard LCs”).

(2)
Letters of Credit issued in respect of Funds at Lloyds obligations with a maximum tenor of up to 60 months inclusive of any notice period to the beneficiaries (“FAL LCs”).   The aggregate amount in respect of FAL LCs shall not exceed USD 150,000,000 and shall be made available jointly to the Companies).

For the avoidance of doubt, all or any part of the Facility shall be available to either Company save that a utilisation by one Company shall reduce the remaining availability for itself and the other Company. The aggregate of all utilisations made by the Companies under the Facility shall not exceed the Facility Limit.

No credit will be issued under the Facility after 31st December, 2019 (the “Availability End Date”) and no Credit will be issued under the Facility unless it is expressed to expire no later than 31st December, 2023. (the “Facility Expiry Date”).”
(ii)	A new Clause 26 (Data Protection) to be inserted to the Committed Facility Letter as follows:
26. Data Protection
26.1  Compliance with law.    Each party will comply with applicable data protection and privacy laws in processing personal data in connection with its activities under this Fee Letter.  Without limiting the foregoing, the Company warrants that: (i) any personal data that it provides to the Bank has been processed fairly and lawfully, is accurate and is relevant for the purposes for which it is provided to the Bank; (ii)  it shall provide notice to, and shall seek consent from (and promptly upon the Bank’s request shall provide evidence to the Bank of having provided such notices and/or obtained such consents), data subjects regarding the Bank’s processing of their personal data in accordance with any instructions of the Bank from time to time; and (iii) pursuant to clause (ii) it will provide data subjects with a copy of the relevant TTS EEA Privacy Statement accessible at https://www.citibank.com/tts/sa/tts-privacy-statements/index.html (or such other URL or statement as the Bank may notify to the Company from time to time).
26.2  Mutual cooperation.    Each party will promptly notify, and reasonably cooperate with and provide information to, the other party in respect of any data subject requests, communications from supervisory authorities, or material security incidents relating to the processing of personal data under this Fee Letter, in each case to the extent reasonably necessary to enable the other party to meet its obligations to data subjects and/or supervisory authorities.
26.3  Definitions.    The terms ‘personal data’, ‘processing’, ‘data subject’ and ‘supervisory authority’ shall have the respective meanings set forth in the General Data Protection Regulation (EU) 2016/679, as amended or superseded from time-to-time.”

4. Costs and expenses
Each party to this deed  shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this deed.
5. Affirmation and acceptance
5.1 With effect from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this deed and all references in the Committed Facility Letter  to “this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this deed.

5.2 In the event of any conflict between the terms of this deed and the Committed Facility Letter, the terms of this deed shall prevail.
5.3 For the avoidance of doubt, except as amended by the terms of this deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect.
5.5 The Company shall, at the request of Citibank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this deed.
6. Continuation of Security
The Company confirms that, on and after the Effective Date:
(a) notwithstanding the amendments made to the Committed Facility Letter pursuant to this deed, the Pledge Agreement dated 07th April 2005, as amended on 15 March 2006, 10 March 2011, 14 November 2014 between the Company and Ciitbank (the “Pledge Agreement”) and any security granted under it continues in full force and effect; and
b) such Pledge Agreement and security extends to the Committed Facility Letter, as amended pursuant to this deed.
7. Counterparts
This deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a deed notwithstanding it is signed under hand by Citibank.
8. Third party rights
No person shall have any right to enforce any provision of this deed under the Contracts (Rights of Third Parties) Act 1999.
9. Governing law
This deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this deed or its formation) shall be governed by and construed in accordance with English law.

Signatories to the deed of amendment

(1)[1] The COMMON SEAL of Everest Reinsurance (Bermuda)
Limited UK Branch was affixed
in the presence of:*	SEAL

(2)[2] EXECUTED AS A DEED BY Everest Reinsurance
(Bermuda) Limited UK Branch BY*	Signed

Name

	Title	Director

Signed

Name

	Title	[Director] [Company Secretary]

Signed

OR EXECUTED AS A DEED BY THE Everest Reinsurance	Name
(Bermuda) Limited UK Branch
acting by a director	Title	Director

Signature of Witness _____________

In the presence of	Name of Witness_____________________

Address___________________

	Signed	/S/ NIGEL EDWARDS-SMITH

	Name	Nigel Edwards-Smith_______
(3)[3] EXECUTED AS A DEED BY OR ON BEHALF OF
Everest Reinsurance (Bermuda) Limited UK Branch *	Title	Chief Accountant

and signed by the persons specified on the right	Signed	/S/ PAUL CLAYDEN
acting in accordance with the laws of United Kingdom),
under the authority of the Company	Name	Paul Clayden____________
pursuant to a resolution of Everest Reinsurance (Bermuda), Ltd. UK
Branch	Title	Financial Comptroller
dated 10 December 2018

Signed

Signed

1 Generally used if the Company is incorporated in England and Wales, and the Company wishes to use its seal to execute the document.

2 Generally used if the Company is incorporated in England or Wales, and the Company wishes to execute the document through its directors and/or company secretary. In this case, either 2 directors OR 1 director and 1 company secretary must sign OR 1 director and a witness.

3 Generally used when the Company is incorporated outside England or Wales i.e. the Company is a foreign company.

(4)[4] EXECUTED AS A DEED BY*	Name

AS DULY AUTHORIZED ATTORNEY	Address
FOR AND ON BEHALF OF

in the presence of:

* Delete as applicable.

(1)[1] The COMMON SEAL of Everest Reinsurance (Bermuda)
Limited was affixed
in the presence of:*	SEAL

(2)[2] EXECUTED AS A DEED BY Everest Reinsurance
(Bermuda) Limited BY*	Signed

Name

	Title	Director

Signed

Name

	Title	[Director] [Company Secretary]

Signed

OR EXECUTED AS A DEED BY THE Everest Reinsurance	Name
(Bermuda) Limited
acting by a director	Title	Director

Signature of Witness _____________

In the presence of	Name of Witness_____________________

Address___________________

Signed

4 Used when an attorney is signing on behalf of the Company. The attorney’s signature is required to be witnessed.

5 Generally used if the Company is incorporated in England and Wales, and the Company wishes to use its seal to execute the document.

6 Generally used if the Company is incorporated in England or Wales, and the Company wishes to execute the document through its directors and/or company secretary. In this case, either 2 directors OR 1 director and 1 company secretary must sign OR 1 director and a witness.

(3)[3] EXECUTED AS A DEED BY OR ON BEHALF OF
Everest Reinsurance (Bermuda) Limited*	Name	____Nigel Edwards-Smith______

and signed by the persons specified on the right	Title	___Chief Accountant_________
acting in accordance with the laws of Bermuda,
under the authority of the Company	Signed	/S/ NIGEL EDWARDS-SMITH
pursuant to a resolution
dated 10 December 2018	Name	____Paul Clayden____________

	Title	____Financial Comptroller_____

	Signed	/S/ PAUL CLAYDEN

(4)[4] EXECUTED AS A DEED BY*

AS DULY AUTHORIZED ATTORNEY	Signed
FOR AND ON BEHALF OF
Name
in the presence of:
Adress

* Delete as applicable.

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF CITIBANK:

By:  /S/ NIALL TUCKEY
Name: Niall Tuckey
Title: Director

7 Generally used when the Company is incorporated outside England or Wales i.e. the Company is a foreign company.

8 Used when an attorney is signing on behalf of the Company. The attorney’s signature is required to be witnessed.